MINNESOTA
MUNICIPAL
TERM
TRUSTS
*   *   *
ANNUAL REPORT
1995

                             TABLE OF CONTENTS

MINNESOTA MUNICIPAL TERM TRUSTS
Minnesota Municipal Term Trust (MNA) and Minnesota Municipal Term Trust II
(MNB) are non-diversified, closed-end investment management companies. The investment objectives of MNA and MNB are to provide high current income exempt from regular federal income tax and Minnesota personal income tax and to return $10 per share on or shortly before April 15, 2002, and April 25, 2003, respectively - although each fund's termination may be extended up to five years if necessary to assist the fund in reaching its $10 per share objective. To realize their objectives, the funds invest in investment-grade, tax-exempt Minnesota municipal obligations including municipal zero-coupon securities. As with other investment companies, there can be no assurance these funds will achieve their objectives. Since MNA's and MNB's inceptions, September 26, 1991, and April 24, 1992, respectively, they have been rated Af, by Standard & Poor's Mutual Funds Rating Group (S&P).* Minnesota Municipal Term Trust shares trade on the New York Stock Exchange under the symbol MNA, and Minnesota Municipal Term Trust II shares trade on the American Stock Exchange under the symbol MNB.

*THE FUNDS ARE RATED Af, WHICH MEANS INVESTMENTS IN EACH FUND HAVE AN OVERALL CREDIT QUALITY OF A. CREDIT QUALITIES ARE ASSESSED BY STANDARD & POOR'S MUTUAL FUNDS RATING GROUP. S&P DOES NOT EVALUATE THE MARKET RISK OF AN INVESTMENT WHEN ASSIGNING A CREDIT RATING. SEE STANDARD & POOR'S CORPORATE AND MUNICIPAL RATING DEFINITIONS FOR AN EXPLANATION OF A.

THE FUNDS ALSO HAVE BEEN GIVEN MARKET RISK RATINGS BY S&P, WHICH WE CANNOT PUBLISH DUE TO NASD REGULATIONS. RISK RATINGS EVALUATE VARIOUS INVESTMENT RISKS THAT CAN AFFECT THE PERFORMANCE OF A BOND FUND AND INDICATE THE FUNDS' OVERALL STABILITY AND SENSITIVITY TO CHANGING MARKET CONDITIONS. THESE RATINGS ARE AVAILABLE BY CALLING S&P AT 1 800 424-FUND.

CALL TO RECEIVE QUARTERLY MNA AND MNB UPDATES

If you would like to be put on our mailing list to receive quarterly fund updates for the Minnesota Municipal Term Trusts, call our Shareholder Services Department at 1 800 866-7778. Please identify which fund updates (MNA or MNB) you would like to receive.


AVERAGE ANNUALIZED TOTAL RETURNS . . .  1
FUND PERFORMANCE . . . . . . . . . . .  2
LETTER TO SHAREHOLDERS . . . . . . . .  3
SUMMARY OF MATURITY AND CALL DATES . .  9
TAX REFORM PROPOSALS . . . . . . . . . 10
FINANCIAL STATEMENTS AND NOTES . . . . 11
INVESTMENTS IN SECURITIES
  MNA. . . . . . . . . . . . . . . . . 21
  MNB. . . . . . . . . . . . . . . . . 24
INDEPENDENT AUDITORS' REPORT . . . . . 27
FEDERAL TAX INFORMATION  . . . . . . . 28
SHAREHOLDER UPDATE . . . . . . . . . . 30

                       AVERAGE ANNUALIZED TOTAL RETURNS

MINNESOTA MUNICIPAL TERM TRUST  (MNA)

[GRAPHIC REPRESENTATION OF BAR CHART]

                                MINNESOTA MUNICIPAL   LEHMAN BROTHERS 7-YEAR
                                    TERM TRUST         MUNICIPAL BOND INDEX
                                -------------------   ----------------------
One Year                              18.86%                  14.15%
Three Year                             9.68%                   7.02%
Since Inception  9/26/91              10.36%                   7.98%



MINNESOTA MUNICIPAL TERM TRUST II  (MNB)

[GRAPHIC REPRESENTATION OF BAR CHART]

                                MINNESOTA MUNICIPAL   LEHMAN BROTHERS 7-YEAR
                                    TERM TRUST II      MUNICIPAL BOND INDEX
                                -------------------   ----------------------
One Year                              21.57%                   14.15%
Three Year                             9.81%                    7.02%
Since Inception 4/24/92                9.91%                    8.11%



Average annualized total return figures are through December 31, 1995, and are based on the change in net asset value (NAV) and reflect the reinvestment of distributions but do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annualized total return figures based on the change in market price for the one-year, three-year and since inception periods ended December 31, 1995, were 21.91%, 6.83% and 7.36% for MNA and 27.63%, 5.94% and 6.80% for
MNB.

These figures also assume reinvested distributions and do not reflect, sales charges.

The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index that represents the 7-year, high-quality, tax-exempt bond market. It assumes all distributions are reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                FUND PERFORMANCE

NET ASSET VALUE SUMMARY PER SHARE
(COMMON SHARES)                                       MINNESOTA     MINNESOTA
                                                      MUNICIPAL     MUNICIPAL
                                                      TERM TRUST   TERM TRUST II
                                                      INCEPTION     INCEPTION
                                                        9/26/91      4/24/92


Initial Offering Price . . . . . . . . . . . . . .      $10.00        $10.00

Initial Offering and Underwriting Expenses . . . .      -$0.66        -$0.67
(Common and Preferred Stock)

Accumulated Realized Gains or Losses
At 12/31/95  . . . . . . . . . . . . . . . . . . .       $0.00         $0.00
                                                        -------       -------

SUBTOTAL . . . . . . . . . . . . . . . . . . . . .       $9.34         $9.33

Undistributed Net Investment Income
(Dividend Reserve) At 12/31/95 . . . . . . . . . .     +$0.52         +$0.34

Unrealized Appreciation on Investments
At 12/31/95. . . . . . . . . . . . . . . . . . . .     +$1.45         +$1.22
                                                        -------       -------
NET ASSET VALUE ON 12/31/95. . . . . . . . . . . .      $11.31        $10.89


DISTRIBUTION HISTORY
                                                      MINNESOTA     MINNESOTA
                                                      MUNICIPAL     MUNICIPAL
                                                      TERM TRUST   TERM TRUST II
                                                      INCEPTION     INCEPTION
                                                        9/26/91      4/24/92

Total Monthly Income Dividends
Through 12/31/95

            Common Shareholders  . . . . . . . . .      $2.53         $2.11
            Preferred Shareholders (On a Common
            Share Basis) . . . . . . . . . . . . .      $0.62         $0.52

Total Capital Gains Distributions to
Common Shareholders Through 12/31/95 . . . . . . .      $0.01         $0.01

                       MINNESOTA MUNICIPAL TERM TRUSTS

[PHOTO]                  February 15, 1996

                         Dear Shareholders:

FPO 55%                  THE NET ASSET VALUE TOTAL RETURNS FOR THE MINNESOTA
                         MUNICIPAL TERM TRUSTS (MNA AND MNB) IN 1995 WERE
DOUG WHITE, CFA,         18.86% AND 21.57%*, RESPECTIVELY, ASSUMING
(ABOVE) SHARES           DISTRIBUTIONS WERE REINVESTED AND NOT INCLUDING
RESPONSIBILITY FOR       SALES CHARGES. Comparatively, the Lehman Brothers
THE MANAGEMENT OF        7-Year Municipal Bond Index had a total return of
THE MINNESOTA            14.15% during the same one-year period. The higher
MUNICIPAL TERM           returns of MNA and MNB were due to their longer
TRUSTS. HE HAS 13        effective durations relative to the index resulting
YEARS OF FINANCIAL       from their use of leverage, in the form of
EXPERIENCE.              preferred stock, which magnified the effect of
                         declining market interest rates. Based on market
                         price, the funds' total returns for the one-year
[PHOTO]                  period ended December 31, 1995, were 21.91% and
                         27.63%, respectively, assuming distributions were
                         reinvested and not including sales charges. During
                         the year, MNA and MNB maintained their common stock
FPO 56%                  distribution yields of 6.10% and 5.90%,
                         respectively, which have been unchanged since each
RON REUSS, (BELOW)       fund's inception.**
SHARES
RESPONSIBILITY FOR       THE NET ASSET VALUES OF THE FUNDS INCREASED DURING
THE MANAGEMENT OF        1995 AND ARE CURRENTLY HIGHER THAN OUR TARGETED
THE MINNESOTA            TERMINATION PRICE OF $10 PER SHARE. The net asset
MUNICIPAL TERM           values for MNA and MNB on December 31, 1995, were
TRUSTS. HE HAS 27        $11.31 and $10.89,
YEARS OF FINANCIAL
EXPERIENCE.              * PAST PERFORMANCE DOES NOT GUARANTEE FUTURE
                         RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE
                         OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND
                         SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
                         THEIR ORIGINAL COST.

                         ** THESE FIGURES REPRESENT ANNUALIZED YIELDS FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1995, BASED ON THE INITIAL OFFERING PRICE OF $10 PER SHARE. ACTUAL YIELDS MAY DIFFER, DEPENDING ON THE INDIVIDUAL SHAREHOLDER'S COST BASIS. THESE YIELD FIGURES REPRESENT PAST PERFORMANCE. YIELDS ON FUND SHARES MAY FLUCTUATE.

                       MINNESOTA MUNICIPAL TERM TRUSTS


respectively. The funds, along with other municipal bond investments, were generally well-rewarded during the year due to decreasing market interest rates, a declining supply of new municipal bond issues and a declining supply of outstanding municipal bonds. Municipal investors enjoyed strong returns despite ongoing concerns about proposed tax reforms (see page 10 for more information) and competition from a robust stock market. Although these factors caused the municipal bond market to slightly lag the Treasury bond market, on an after-tax basis most municipal investors likely found their tax-exempt yields to be higher than the yields of their taxable counterparts. Even though we expect to see some further market volatility in 1996 - due to the ongoing tax-reform debate - we believe municipal bonds will benefit this year from a declining supply of outstanding bonds and strong demand for municipal issues.

AS THE FUNDS MOVE CLOSER TO THEIR TERMINATION DATES, YOU SHOULD NOT EXPECT THEIR NET ASSET VALUES TO REMAIN AT SUCH HIGH LEVELS. The net asset values of the funds will likely begin to decrease at some point in the future since the market values of most of the bonds in the funds (except for the zero-coupon bonds)are currently higher than they will be at maturity. As these bonds move closer to maturity, their market values will decline toward their maturity or call values, which are at par or a slight premium.

[GRAPHIC REPRESENTATION OF PIE CHART]

          MINNESOTA MUNICIPAL TERM TRUST (MNA) PORTFOLIO COMPOSITION
                               DECEMBER 31, 1995

Miscellaneous Revenue              2%
Industrial Development Revenue     5%
Water/Pollution Control Revenue   12%
Other Assets                       2%
Sales Tax                          4%
Leasing Revenue                    6%
Electrical Revenue                 9%
Parking Revenue                    1%
Health Service/HMO                 1%
Housing Revenue                   19%
Hospital Revenue                  19%
General Obligations               20%

         INVESTMENT CATEGORIES REFLECT PERCENTAGE OF TOTAL ASSETS.

                       MINNESOTA MUNICIPAL TERM TRUSTS

AS THE CHARTS ON PAGE 9 ILLUSTRATE, THE FUNDS' HOLDINGS OF LONGER-MATURITY BONDS HAVE BEEN REDUCED SINCE EACH FUND'S INCEPTION, PRIMARILY THROUGH THE PREREFUNDING OR CROSSOVER REFUNDING OF BONDS BY THEIR ISSUERS. This has reduced each fund's effective duration and interest rate risk - an important part of our strategy as we move closer to the funds' termination dates. When an issuer prerefunds or crossover refunds a bond, the time until the bond matures is reduced. As of December 31, 1995, 24% and 16% of the bonds in MNA and MNB, respectively, had been prerefunded or crossover refunded to dates within a year of the fund's termination date. The closer the maturity date of a bond is to the fund's termination date, the more certain we can be of the value of the bond at termination (in other words, the value of the bond will be less affected by interest rates at the time of termination.) Keep in mind, however, that prior to their maturity dates, these prerefunded and crossover refunded bonds, like other bonds in the funds' portfolios, are still subject to interest rate risk and will fluctuate in value. We will likely see an increase in the number of prerefunded and crossover refunded bonds in the funds should interest rates remain at current levels or decline.

WE WILL CONTINUE OUR STRATEGY OF GRADUALLY SHORTENING THE EFFECTIVE DURATIONS OF THE PORTFOLIOS, WHICH MAY CAUSE THE FUNDS TO PAY CAPITAL GAINS
DISTRIBUTIONS. Because part of our objective is to provide high current income exempt

[GRAPHIC REPRESENTATION OF PIE CHART]

         MINNESOTA MUNICIPAL TERM TRUST II (MNB) PORTFOLIO COMPOSITION
                               DECEMBER 31, 1995

Water/Pollution Control Revenue    9%
Other Assets                       2%
Housing Revenue                   14%
Education Revenue                  8%
Electrical Revenue                16%
Parking Revenue                    5%
Special Assesments                 3%
General Obligations               19%
Hospital Revenue                  17%
Industrial Development Revenue     7%

         INVESTMENT CATEGORIES REFLECT PERCENTAGE OF TOTAL ASSETS.

                       MINNESOTA MUNICIPAL TERM TRUSTS

from federal income tax, we would like to avoid paying capital gains distributions, which are taxable distributions for shareholders. However, as we strive to meet the objective of returning $10 per share upon termination, when appropriate we will follow our strategy of positioning the funds more defensively by increasing the percentage of shorter-term securities in the portfolios as the funds near their termination dates. Due to appreciation of the funds' securities, the funds currently have substantial unrealized capital gains. Consequently, the funds may have to pay capital gains distributions (which would decrease their net asset values penny for penny)if we sold any of these bonds at a gain and were unable to offset that gain by selling another bond at a loss. Additionally, the proceeds from the sale of these bonds may have to be reinvested in lower-yielding securities, which may lower the income earned in the funds.

SINCE THEIR INCEPTIONS, THE FUNDS HAVE BEEN GENERATING HIGH INCOME LEVELS AND THEIR DIVIDEND RESERVES HAVE BEEN INCREASING. The dividend reserves have been increasing primarily due to the funds' issuance of preferred stock, which has proved beneficial to common shareholders to date. Long-term interest rates have remained higher than short-term rates, allowing the funds to earn income in excess of the monthly common and preferred stock dividends they are paying out. As a result, we have been able to add to each fund's dividend reserve. These reserves are an important part of our strategy as we seek to return $10 per share. The retention of income

PREFERRED STOCK
Preferred stock pays dividends at a specified rate and has preference over common stock in the payments of dividends and the liquidation of assets. Rates paid on preferred stock are reset every seven days and are based on short-term, tax-exempt interest rates. Preferred shareholders accept these short-term rates in exchange for low credit risk (shares of preferred stock are rated AAA by Moody's and S&P) and high liquidity (shares of preferred stock trade at par and are remarketed every seven days). The proceeds from the sale of preferred stock are invested at intermediate- and long-term tax-exempt rates. Because these intermediate- and long-term rates are normally higher than the short-term rates paid on preferred stock, common shareholders benefit by receiving higher dividends and/or an increase to the dividend reserve. However, the risk of having preferred stock is that if short-term rates rise higher than intermediate- and long-term rates, creating an inverted yield curve, common shareholders may receive a lower rate of return than if their fund did not have any preferred stock outstanding. This type of economic environment is unusual and historically has been short term in nature. Investors should also be aware that the issuance of preferred stock results in the leveraging of common stock which increases the volatility of both the net asset value of the fund and the market value of shares of common stock.

                       MINNESOTA MUNICIPAL TERM TRUSTS

helps replace the funds' initial offering and underwriting expenses (see chart on page 2). While the reserves are not guaranteed, they can also be used to help maintain common stock distributions in times when the funds may be paying higher rates on preferred stock. Rates paid on preferred stock (3.03% for MNA and 3.05% for MNB on February 15) are reset every seven days and are based on short-term, tax-exempt interest rates.

IF THE FUNDS CONTINUE TO ADD TO THEIR DIVIDEND RESERVES, THE FUNDS MAY BE REQUIRED TO PAY EXTRA DIVIDENDS TO SATISFY STATE OR FEDERAL TAX DISTRIBUTION REQUIREMENTS. This is likely to occur sooner in MNA than in MNB; however, we are not certain it will occur in either fund.

MINNESOTA CONTINUES TO ENJOY A DIVERSE ECONOMY, WHICH MINIMIZES THE CONCERN OF GEOGRAPHIC DIVERSIFICATION THAT MANY OTHER STATE-SPECIFIC FUNDS EXPERIENCE. No single company or industry dominates in Minnesota; seven industries each account for 8% to 20% of the state's economy. As a result, Minnesota usually has less severe cycles of expansion and recession than most other states and even the United States as a whole. The state's unemployment rate is typically lower than the national average. In addition, the credit quality of many Minnesota school district issues has been raised by a program that allows school districts to apply for state guarantees. This enables the school districts to receive the state's AA credit rating and reduces the school districts' cost of borrowing.

OUR PROPRIETARY CREDIT ANALYSIS ON THE FUNDS' HOLDINGS HAS HELPED THE FUNDS AVOID ANY PAYMENT DEFAULTS. We continue to manage credit risk, or the risk of failure of an issuer to make payment, through extensive due diligence and credit analysis prior to purchasing bonds as well as while

                         MINNESOTA MUNICIPAL TERM TRUSTS

the bonds are held in the portfolios. This research, which goes beyond the ratings issued by Moody's or S&P, helps ensure we maintain the quality of the portfolios. While we have not experienced any problems associated with payment defaults so far, keep in mind that these funds, and any funds investing in municipal securities, continue to have credit risk, and the failure of an issuer to make payments could result in a decrease in net asset value and a decrease in the income earned by the fund.

THE FUNDS REMAIN FULLY INVESTED IN INVESTMENT-GRADE, MINNESOTA TAX-EXEMPT MUNICIPAL BONDS AT YIELDS THAT ARE GENERALLY HIGHER THAN YIELDS ON BONDS AVAILABLE TODAY WITH SIMILAR QUALITY AND MATURITIES. In addition, the portfolios' average call protection continues to extend approximately to the funds' termination dates.

Thank you for your investment in the Minnesota Municipal Term Trusts, and if you have any questions, please contact your investment professional.

Sincerely,

/S/ DOUGLAS J. WHITE

Douglas J. White
Portfolio Manager


/S/ RONALD R. REUSS

Ronald R. Reuss
Portfolio Manager

                       SUMMARY OF MATURITY OR CALL DATES

The graphs below illustrate the maturity dates of the securities within each portfolio at each fund's inception and as of December 31, 1995. You will notice a reduction in longer-maturity bonds and an increase in shorter-maturity bonds, which shortens the funds' effective durations and reduces interest rate risk.

                     MINNESOTA MUNICIPAL TERM TRUST  (MNA)

[GRAPHIC REPRESENTATION OF BAR CHART]

                            AS OF THE FUND'S INCEPTION  AS OF DECEMBER 31, 1995
                            --------------------------  -----------------------

2000 to 2002                            0%                        24%
2003 to 2007                            8%                         7%
After 2008                             92%                        69%



                     MINNESOTA MUNICIPAL TERM TRUST II (MNB)

[GRAPHIC REPRESENTATION OF BAR CHART]

                            AS OF THE FUND'S INCEPTION  AS OF DECEMBER 31, 1995
                            --------------------------  -----------------------

2000 to 2002                            0%                        19%
2003 to 2007                            8%                         7%
After 2008                             92%                        74%

                               TAX REFORM PROPOSALS

Tossing out the current U.S. tax code and replacing it with a simpler tax system became a hot issue among politicians in 1995. One proposal in particular - the flat tax - became the most popular among congressional leaders and presidential candidates.

While there are many varying flat tax proposals, they all share some common elements of which municipal bond investors should be aware. Many flat tax proposals would only tax income from wages and salary and would exempt from tax the interest, dividends and capital gains earned on investments and real estate. Proponents of a flat tax argue that this would encourage more people to save money and would be good for investments. However, opponents of a flat tax say it would hurt tax-exempt municipal bond investors because municipal bonds currently have interest yields that are lower than taxable interest yields since the interest paid on municipal bonds is free from federal income tax. If all interest income were free of taxes, the advantage of investing in municipal securities would be eliminated and their prices would likely fall because municipal bonds pay lower interest yields than taxable bonds with similar maturities and credit quality.

Most flat tax proposals would also do away with current deductions, exemptions and credits such as interest on home mortgage loans, charitable contributions, state and local taxes, and medical expenses.

In spite of tax reform's increased popularity, many outspoken critics of a flat tax have emerged. These include Jerry Brown, the former governor of California, who was one of the first proponents of the flat tax. He stated that the flat tax by itself would not balance the budget, which is one benefit flat tax proponents are touting. The budget could only possibly be balanced with an additional wealth tax, Brown said.

Other critics agree that the flat tax proposal is unfair. The U.S. tax system has always been based on a graduated system, where those with more money pay more taxes because of their ability to do so. Homeowners and municipal bond investors and issuers, among others, have also begun to realize that they have too much to lose not to challenge this issue.

We anticipate that the flat tax debate will continue during 1996 but will subside after the November elections. In the meantime, we will continue to closely monitor this issue. We encourage you to keep an eye on the tax reform debate as well, but strongly suggest you continue to take advantage of the tax-free income that can be earned by investing in municipal bonds.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1995
                                                                Minnesota        Minnesota
                                                                Municipal        Municipal
                                                                Term Trust     Term Trust II
                                                              --------------   --------------
ASSETS:
  Investments in securities at market value* (note 2) .... $     92,060,291       54,133,931
  Cash in bank on demand deposit ...........................         78,179           88,311
  Accrued interest receivable ..............................      1,844,326        1,033,716
                                                              --------------   --------------
      Total assets .........................................     93,982,796       55,255,958
                                                              --------------   --------------

LIABILITIES:
  Common stock dividends payable ($0.0509 and $0.0492 per
    share, respectively) ...................................        291,795          170,232
  Capital gain distribution payable ........................         18,345           29,756
  Preferred stock dividends payable (note 3) ...............         13,808            5,704
  Accrued investment management fee ........................         19,837           11,654
  Accrued remarketing agent fee ............................          2,600            2,533
  Accrued administrative fee ...............................         11,902            6,993
  Other accrued expenses ...................................          9,673            8,297
                                                              --------------   --------------
      Total liabilities ....................................        367,960          235,169
                                                              --------------   --------------
Net assets applicable to outstanding capital stock ....... $     93,614,836       55,020,789
                                                              --------------   --------------
                                                              --------------   --------------

REPRESENTED BY:
  Preferred stock - authorized 1 million shares for each
    fund of $25,000 liquidation preference per share;
    outstanding, 1,152 shares and 694 shares, respectively
    (note 3) ............................................. $     28,800,000       17,350,000
                                                              --------------   --------------
  Common stock - authorized 200 million shares for each fund of $0.01 par value; outstanding, 5,732,710 shares and
    3,460,000 shares, respectively .........................         57,327           34,600
  Additional paid-in capital ...............................     53,479,400       32,251,775
  Undistributed net investment income ......................      2,968,740        1,175,517
  Accumulated net realized gain on investments .............              1            5,030
  Unrealized appreciation of investments ...................      8,309,368        4,203,867
                                                              --------------   --------------
      Total - representing net assets applicable to
        outstanding common stock ...........................     64,814,836       37,670,789
                                                              --------------   --------------
      Total net assets ................................... $     93,614,836       55,020,789
                                                              --------------   --------------
                                                              --------------   --------------

Net asset value per share of outstanding common stock (net
  assets divided by 5,732,710 and 3,460,000 shares of common
  stock outstanding, respectively) ....................... $          11.31            10.89
                                                              --------------   --------------
                                                              --------------   --------------

* Investments in securities at identified cost ........... $     83,750,923       49,930,064
                                                              --------------   --------------
                                                              --------------   --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 1995


                                                                Minnesota        Minnesota
                                                                Municipal        Municipal
                                                                Term Trust     Term Trust II
                                                              --------------   --------------
INCOME:
  Interest ............................................... $      5,657,299        3,236,692
                                                              --------------   --------------

EXPENSES (NOTE 5):
  Investment management fee ................................        227,757          133,259
  Administrative fee .......................................        136,654           79,956
  Remarketing agent fee ....................................         73,000           44,099
  Custodian, accounting and transfer agent fees ............         38,986           25,874
  Reports to shareholders ..................................         18,004           15,403
  Directors' fees ..........................................         10,956           10,956
  Audit and legal fees .....................................         40,452           40,441
  Other expenses ...........................................         47,865           35,930
                                                              --------------   --------------
      Total expenses .......................................        593,674          385,918
  Less expenses paid indirectly ............................         (8,740)          (6,676)
                                                              --------------   --------------
      Total net expenses ...................................        584,934          379,242
                                                              --------------   --------------

      Net investment income ................................      5,072,365        2,857,450
                                                              --------------   --------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
  Net realized gain on investments (note 4) ................         32,605          161,204
  Net change in unrealized appreciation or depreciation of
    investments ............................................      6,647,563        4,573,638
                                                              --------------   --------------
    Net gain on investments ................................      6,680,168        4,734,842
                                                              --------------   --------------

      Net increase in net assets resulting from
        operations ....................................... $     11,752,533        7,592,292
                                                              --------------   --------------
                                                              --------------   --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
MINNESOTA MUNICIPAL TERM TRUST

                                                                Year Ended       Year Ended
                                                                 12/31/95         12/31/94
                                                              --------------   --------------
OPERATIONS:
  Net investment income .................................. $      5,072,365        5,085,774
  Net realized gain (loss) on investments ..................         32,605           (8,402)
  Net change in unrealized appreciation or depreciation of
    investments ............................................      6,647,563       (8,009,076)
                                                              --------------   --------------

    Net increase (decrease) in net assets resulting from
      operations ...........................................     11,752,533       (2,931,704)
                                                              --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Common stock dividends .................................     (3,501,539)      (3,501,539)
    Preferred stock dividends ..............................     (1,081,916)        (821,480)
  From net realized gains:
    Common stock dividends .................................        (18,345)              --
    Preferred stock dividends ..............................         (5,679)              --
                                                              --------------   --------------
      Total distributions ..................................     (4,607,479)      (4,323,019)
                                                              --------------   --------------
        Total increase (decrease) in net assets ............      7,145,054       (7,254,723)

Net assets at beginning of year ............................     86,469,782       93,724,505
                                                              --------------   --------------

Net assets at end of year ................................ $     93,614,836       86,469,782
                                                              --------------   --------------
                                                              --------------   --------------

Undistributed net investment income ...................... $      2,968,740        2,479,879
                                                              --------------   --------------
                                                              --------------   --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
MINNESOTA MUNICIPAL TERM TRUST II

                                                                Year Ended       Year Ended
                                                                 12/31/95         12/31/94
                                                              --------------   --------------
OPERATIONS:
  Net investment income .................................. $      2,857,450        2,869,277
  Net realized gain on investments .........................        161,204           18,640
  Net change in unrealized appreciation or depreciation of
    investments ............................................      4,573,638       (5,327,336)
                                                              --------------   --------------

    Net increase (decrease) in net assets resulting from
      operations ...........................................      7,592,292       (2,439,419)
                                                              --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Common stock dividends .................................     (2,042,784)      (2,042,784)
    Preferred stock dividends ..............................       (645,061)        (498,520)
  From net realized gains:
    Common stock dividends .................................        (29,756)              --
    Preferred stock dividends ..............................         (9,501)              --
                                                              --------------   --------------
      Total distributions ..................................     (2,727,102)      (2,541,304)
                                                              --------------   --------------
        Total increase (decrease) in net assets ............      4,865,190       (4,980,723)

Net assets at beginning of year ............................     50,155,599       55,136,322
                                                              --------------   --------------

Net assets at end of year ................................ $     55,020,789       50,155,599
                                                              --------------   --------------
                                                              --------------   --------------

Undistributed net investment income ...................... $      1,175,517        1,011,091
                                                              --------------   --------------
                                                              --------------   --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION
                Minnesota Municipal Term Trust and Minnesota Municipal Term Trust II (the funds) are registered under the Investment Company Act of 1940 (as amended) as non-diversified, closed-end management investment companies. Shares of the Minnesota Municipal Term Trust are listed on the New York Stock Exchange; shares of the Minnesota Municipal Term Trust II are listed on the American Stock Exchange. Minnesota Municipal Term Trust and Minnesota Municipal Term Trust II will terminate operations and distribute all of their net assets to shareholders on or shortly before April 15, 2002, and April 15, 2003, respectively; although termination may be extended to a date no later than April 15, 2007, and April 15, 2008, respectively, to assist the funds in meeting their objective of returning $10 per share on common stock. To realize these objectives, the funds invest in investment grade municipal obligations including municipal zero-coupon securities.
(2) SIGNIFICANT
    ACCOUNTING
    POLICIES
                INVESTMENTS IN SECURITIES
                The values of fixed income securities are determined using pricing services or prices quoted by independent brokers. Open financial futures contracts are valued at the last settlement price. When market quotations are not readily available, securities are valued at fair value according to methods selected in good faith by the board of directors. Short-term securities with maturities of 60 days or less are valued at amortized cost which approximates market value.

                Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium computed on a level-yield basis, is accrued daily.

                The funds concentrate their investments in Minnesota and, therefore, may have more credit risks related to the economic conditions of Minnesota than portfolios with a broader geographical diversification.

                FUTURES TRANSACTIONS
                In order to gain exposure to or protect against changes in the market, the funds may buy and sell financial futures contracts and related options. Risks of entering into futures contracts and related

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                options include the possibility there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires.

                SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                Delivery and payment for securities that have been purchased by the funds on a forward-commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The funds maintain, in segregated accounts with their custodian, assets with a market value equal to the amount of their purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the funds' NAVs, to the extent the funds make such purchases while remaining substantially fully invested. As of December 31, 1995, the funds had no outstanding when-issued or forward commitments.

                FEDERAL TAXES
                The funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required. In addition, on a calendar-year basis, the funds will distribute substantially all of their taxable net investment income and realized gains, if any, to avoid payment of any federal excise taxes.

                Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of market discount amortization and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund.

                DISTRIBUTIONS TO SHAREHOLDERS
                Distributions from net investment income are made on a monthly basis for common shareholders and a weekly basis for preferred stock shareholders. Common stock distributions are recorded as of the close of business on the ex-dividend date, and preferred stock dividends are accrued daily. Realized capital gains, if any, will be distributed on an annual basis. Distributions are payable in cash or, for common shareholders, pursuant to the funds' dividend reinvestment plans, reinvested in additional shares of the funds' common stock. Under the plans, common shares will be purchased in the open market.

                USE OF ESTIMATES
                The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

(3) REMARKETED
    PREFERRED STOCK
                Minnesota Municipal Term Trust and Minnesota Municipal Term Trust II have issued and, as of December 31, 1995, have outstanding 1,152 shares and 694 shares, respectively, of remarketed preferred stock ("RP-Registered Trademark-") with a liquidation preference of $25,000 per share for each fund. The dividend rate on the RP-Registered Trademark- is adjusted every seven days as determined by the remarketing agent. On December 31, 1995, the Minnesota Municipal Term Trust and Minnesota Municipal Term Trust II had a dividend rate of 3.50% and 4.00%, respectively.

(4) SECURITIES
    TRANSACTIONS
                Purchases of securities and proceeds from sales, other than temporary investments in short-term securities, for the year ended December 31, 1995, were $7,721,273 and $7,717,984, respectively, for Minnesota Municipal Term Trust, and $4,444,620 and $4,755,270, respectively, for Minnesota Municipal Term Trust II.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(5) FEES AND
    EXPENSES
                The funds have entered into the following agreements with Piper Capital Management Incorporated (the adviser and administrator):
                The investment advisory agreement provides the adviser with a monthly investment management fee calculated at the annualized rate of 0.25% of the funds' average weekly net assets (computed by subtracting liabilities, which exclude preferred stock, from the value of the total assets of the funds). For its fee, the adviser will provide investment advice and, in general, conduct the management and investment activity of the funds.

                The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized rate of 0.15% of the funds' average weekly net assets (computed by subtracting liabilities, which exclude preferred stock, from the value of the total assets of the fund). For its fee, the administrator will provide certain reporting, regulatory, and record-keeping services for the funds.

                The funds have entered into a remarketing agent agreement with Merrill Lynch, Pierce, Fenner & Smith (the remarketing agent). The remarketing agreement provides the remarketing agent with a monthly fee in an amount equal to an annualized rate of 0.25% of the fund's average amount of RP-Registered Trademark-outstanding. For its fee, the remarketing agent will remarket shares of RP-Registered Trademark- tendered to it, on behalf of shareholders thereof, and will determine the applicable dividend rate for each seven-day dividend period.

                In addition to the advisory, the administrative, and the remarketing agent fees, the funds are responsible for paying most other operational expenses including outside directors' fees and expenses, custodian and registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance, interest and other miscellaneous expenses.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(6) FINANCIAL
    HIGHLIGHTS
                Per share data for a share of common stock outstanding throughout each period and selected information for each period are as follows:
MINNESOTA MUNICIPAL TERM TRUST

                                                                                                    Period
                                                                                                     from
                                                             Year Ended December 31,               9/26/91(a)
                                                 -----------------------------------------------      to
                                                      1995          1994       1993       1992     12/31/91
                                                 --------------   --------   --------   --------   --------
Net asset value, common stock, beginning of
  period .................................... $        10.06       11.33      10.15       9.68       9.45
                                                      ------      --------   --------   --------   --------
Operations:
  Net investment income .......................         0.88        0.89       0.87       0.86       0.17
  Net realized and unrealized gains (losses) on
    investments ...............................         1.17       (1.41)      1.04       0.37       0.29
                                                      ------      --------   --------   --------   --------
    Total from operations .....................         2.05       (0.52)      1.91       1.23       0.46
                                                      ------      --------   --------   --------   --------
Distributions to shareholders:
  From net investment income
    Paid to common shareholders ...............        (0.61)      (0.61)     (0.61)     (0.60)     (0.10)
    Paid to preferred shareholders ............        (0.19)      (0.14)     (0.12)     (0.15)     (0.02)
  From net realized gains
    Paid to common shareholders ...............           --          --         --      (0.01)        --
    Paid to preferred shareholders ............           --          --         --         --         --
                                                      ------      --------   --------   --------   --------
      Total distributions to shareholders .....        (0.80)      (0.75)     (0.73)     (0.76)     (0.12)
                                                      ------      --------   --------   --------   --------
Offering costs and underwriting discounts
  associated with the remarketed preferred
  stock .......................................           --          --         --         --      (0.11)
                                                      ------      --------   --------   --------   --------
Net asset value, common stock, end
  of period ................................. $        11.31       10.06      11.33      10.15       9.68
                                                      ------      --------   --------   --------   --------
                                                      ------      --------   --------   --------   --------
Market value, common stock,
  end of period ............................. $        10.63        9.25      11.25      10.38      10.63
                                                      ------      --------   --------   --------   --------
                                                      ------      --------   --------   --------   --------
Total return, common stock, market value (b) .         21.91%     (12.73%)    14.50%      3.54%      7.29%
Total return, common stock, net asset value
  (c) .........................................        18.86%      (6.01%)    17.96%     11.49%      3.51%
Net assets at end of period (in millions) ... $           94          86         94         87         84
Ratio of expenses to average weekly
  net assets (d) ..............................         0.65%       0.62%      0.63%      0.66%      0.55%(e)
Ratio of net investment income to average
  weekly net assets ...........................         5.57%       5.69%      5.49%      5.80%      5.66%(e)
Portfolio turnover rate (excluding short-term
  securities) .................................            9%          2%         1%        17%        23%
Remarketed preferred stock, outstanding (in
  millions) ................................. $           29          29         29         29         29
Asset coverage ratio (f) ......................          325%        300%       325%       302%       293%

(A)  COMMENCEMENT OF OPERATIONS.
(B) TOTAL RETURN, MARKET VALUE, IS BASED ON THE CHANGE IN MARKET PRICE OF A COMMON SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(C) TOTAL RETURN, NET ASSET VALUE, IS BASED ON THE CHANGE IN NET ASSET VALUE OF A COMMON SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
(D) BEGINNING IN FISCAL 1995, THE EXPENSE RATIO REFLECTS THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR PERIOD EXPENSE RATIOS HAVE NOT BEEN ADJUSTED.
(E)  ADJUSTED TO AN ANNUAL BASIS.
(F)  REPRESENTS TOTAL NET ASSETS DIVIDED BY REMARKETED PREFERRED STOCK.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(6) FINANCIAL
    HIGHLIGHTS
    (CONTINUED)
                Per share data for a share of common stock outstanding throughout each period and selected information for each period are as follows:
MINNESOTA MUNICIPAL TERM TRUST II

                                                                                                         Period
                                                                                                          from
                                                                   Year Ended December 31,              4/24/92(a)
                                                          -----------------------------------------        to
                                                              1995           1994           1993        12/31/92
                                                          ------------     ---------      ---------     --------
Net asset value, common stock, beginning
  of period .......................................... $        9.48         10.92           9.76         9.45
                                                              ------       ---------      ---------     --------
Operations:
  Net investment income ................................        0.83          0.83           0.82         0.50
  Net realized and unrealized gains (losses) on
    investments ........................................        1.37         (1.54)          1.05         0.34
                                                              ------       ---------      ---------     --------
    Total from operations ..............................        2.20         (0.71)          1.87         0.84
                                                              ------       ---------      ---------     --------
Distributions to shareholders:
  From net investment income
    Paid to common shareholders ........................       (0.59)        (0.59)         (0.59)       (0.34)
    Paid to preferred shareholders .....................       (0.19)        (0.14)         (0.12)       (0.07)
  From net realized gains
    Paid to common shareholders ........................       (0.01)           --             --           --
    Paid to preferred shareholders .....................          --            --             --           --
                                                              ------       ---------      ---------     --------
    Total distributions to shareholders ................       (0.79)        (0.73)         (0.71)       (0.41)
                                                              ------       ---------      ---------     --------
Offering costs and underwriting discounts associated
  with the remarketed preferred stock ..................          --            --             --        (0.12)
                                                              ------       ---------      ---------     --------
Net asset value, common stock,
  end of period ...................................... $       10.89          9.48          10.92         9.76
                                                              ------       ---------      ---------     --------
                                                              ------       ---------      ---------     --------
Market value, common stock,
  end of period ...................................... $       10.38          8.63          11.38        10.38
                                                              ------       ---------      ---------     --------
                                                              ------       ---------      ---------     --------
Total return, common stock, market value (b) ...........       27.63%       (19.55%)        15.65%        7.22%
Total return, common stock, net asset value (c) ........       21.57%        (7.91%)        18.23%        7.01%
Net assets at end of period (in millions) ............ $          55            50             55           51
Ratio of expenses to average weekly net assets (d) .....        0.72%         0.69%          0.70%        0.60%(e)
Ratio of net investment income to average weekly
  net assets ...........................................        5.36%         5.51%          5.25%        5.51%(e)
Portfolio turnover rate (excluding short-term
  securities) .                                                    9%            4%             1%          42%
Remarketed preferred stock, outstanding (in
  millions) .......................................... $          17            17             17           17
Asset coverage ratio (f) ...............................         317%          289%           318%         295%

(A)  COMMENCEMENT OF OPERATIONS.
(B) TOTAL RETURN, MARKET VALUE, IS BASED ON THE CHANGE IN MARKET PRICE OF A COMMON SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(C) TOTAL RETURN, NET ASSET VALUE, IS BASED ON THE CHANGE IN NET ASSET VALUE OF A COMMON SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
(D) BEGINNING IN FISCAL 1995, THE EXPENSE RATIO REFLECTS THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR PERIOD EXPENSE RATIOS HAVE NOT BEEN ADJUSTED.
(E)  ADJUSTED TO AN ANNUAL BASIS.
(F)  REPRESENTS TOTAL NET ASSETS DIVIDED BY REMARKETED PREFERRED STOCK.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

MINNESOTA MUNICIPAL TERM TRUST
DECEMBER 31, 1995

                                                           Principal       Market
Name of Issuer                                              Amount       Value (a)
---------------------------------------------------------  ---------     ----------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

MUNICIPAL LONG-TERM SECURITIES (97.9%):
 ELECTRIC REVENUE (8.7%):
  Northern Municipal Power, 7.25%, 1/1/16 ............. $  4,850,000      5,225,487
  Northern Municipal Power, Zero-Coupon (AMBAC),
   6.39%-6.94%, 1/1/06-1/1/10 ...........................  3,340,000(b)   1,708,689
  Southern Municipal Power (Prerefunded to 1/1/96),
   6.75%, 1/1/13 ........................................    250,000(d)     255,043
  Southern Municipal Power Agency (AMBAC), 5.00%,
   1/1/12 ...............................................  1,000,000        988,610
                                                                         ----------
                                                                          8,177,829
                                                                         ----------

 GENERAL OBLIGATIONS (19.9%):
  Anoka/Hennepin County School District, 5.00%,
   2/1/10 ...............................................  1,000,000      1,002,030
  Delano Independent School District (AMBAC) (Crossover
   refunded to 2/1/01), 7.25%, 2/1/11 ...................    300,000(d)     340,194
  Farmington School District (MBIA), 6.80%, 2/1/12 ......    800,000        883,392
  Mankato School District (CGIC) (Crossover refunded to
   2/1/02), 6.35%, 2/1/13 ...............................  1,000,000(d)   1,103,680
  Minneapolis and St. Paul Metro Council, 6.75%,
   9/1/08 ...............................................  2,990,000      3,284,246
  Prior Lake Independent School District, 6.30%,
   2/1/06 ...............................................    500,000        549,155
  St. Paul Metropolitan Airport Commission, 6.60%,
   1/1/09 ...............................................  3,150,000      3,453,975
  State General Obligation (Prerefunded to 8/1/01),
   6.70%, 8/1/10 ........................................  5,000,000(d)   5,606,100
  State General Obligation, Zero Coupon, 5.95%,
   8/1/01 ...............................................  3,000,000(b)   2,382,030
                                                                         ----------
                                                                         18,604,802
                                                                         ----------

 HEALTH SERVICE/HMO'S (1.2%):
  Minneapolis and St. Paul Health Care Systems, 6.75%,
   12/1/13 ..............................................  1,000,000      1,078,230
                                                                         ----------

 HOSPITAL REVENUE (18.7%):
  Bemidji Hospital Facilities, 7.00%, 9/1/21 ............  3,200,000      3,533,984
  Burnsville Hospital System, Zero-Coupon (Escrowed to
   maturity), 6.76%, 5/1/12 .............................  1,000,000(b)     408,180
  Minneapolis and St. Paul Health One Obligated Group
   (Prerefunded to 8/15/00), 8.00%, 8/15/14 .............  2,000,000(d)   2,354,120
  Minneapolis Health Facility, Fairview (MBIA),
   6.50%-6.70%, 1/1/11-1/1/17 ...........................  1,025,000      1,125,809
  Minneapolis Hospital Facilities-Children's Medical
   Center (Prerefunded to 6/1/01), 7.00%, 12/1/20 .......  2,000,000      2,302,980
  St. Louis Park Hospital Facilities (AMBAC) (Crossover
   refunded to 7/1/00), 7.25%, 7/1/15 ...................  1,300,000(d)   1,483,365

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

MINNESOTA MUNICIPAL TERM TRUST
(CONTINUED)

                                                           Principal       Market
Name of Issuer                                              Amount       Value (a)
---------------------------------------------------------  ---------     ----------
  St. Louis Park Hospital Facility (AMBAC) (Prerefunded
   to 7/1/00), 7.25%, 7/1/15 .......................... $  5,500,000(d)   6,285,509
                                                                         ----------
                                                                         17,493,947
                                                                         ----------

 HOUSING REVENUE (19.0%):
  Burnsville Oak Leaf Apartments, 7.05%-7.15%,
   1/1/12-1/1/25 ........................................  3,855,000      4,105,627
  City of Coon Rapids (FHA), 6.75%, 8/1/23 ..............  1,980,000      2,067,496
  Minneapolis Housing-Churchill Apartments, 7.05%,
   10/1/22 ..............................................  5,645,000      5,993,184
  Minnesota Housing and Finance Authority, 6.85%-6.95%,
   8/1/12-1/1/24 ........................................  4,770,000      5,078,668
  St. Paul Housing and Redevelopment Authority, 6.90%,
   12/1/11-12/1/21 ......................................    505,000        530,671
                                                                         ----------
                                                                         17,775,646
                                                                         ----------

 IDR - SOLID WASTE DISPOSAL (4.7%):
  Anoka County Solid Waste Disposal Revenue, 6.95%,
   12/1/08 ..............................................  4,100,000      4,426,729
                                                                         ----------

 LEASING REVENUE (6.0%):
  Hennepin County Certificates of Participation,
   6.70%-6.75%, 11/15/09-11/15/11 .......................  4,085,000      4,513,574
  Washington County Jail Facility (MBIA) (Prerefunded to
   2/1/02), 7.00%, 2/1/12 ...............................  1,000,000(d)   1,140,940
                                                                         ----------
                                                                          5,654,514
                                                                         ----------

 OTHER REVENUE (2.2%):
  Minneapolis and St. Paul Metro Council Hubert H.
   Humphrey Sports Facility, 6.00%, 10/1/09 .............  1,110,000      1,170,517
  Minneapolis Community Development Authority,
   7.15%-7.35%, 12/1/03-12/1/09 .........................    835,000        901,864
                                                                         ----------
                                                                          2,072,381
                                                                         ----------

 PARKING REVENUE (1.2%):
  St. Paul Housing and Finance Authority (Prerefunded to
   8/1/00), 6.55%, 8/1/12 ...............................  1,000,000      1,111,420
                                                                         ----------

 SALES TAX REVENUE (4.4%):
  Minneapolis Community Development Authority, Special
   Tax Assessment, Zero-Coupon (MBIA), 6.71%-7.01%,
   3/1/07-3/1/09 ........................................  7,585,000(b)   4,156,474
                                                                         ----------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

MINNESOTA MUNICIPAL TERM TRUST
(CONTINUED)

                                                           Principal       Market
Name of Issuer                                              Amount       Value (a)
---------------------------------------------------------  ---------     ----------
 WATER/POLLUTION CONTROL REVENUE (11.9%):
  State Public Facilities Authority, 6.65%-6.70%,
   3/1/08-3/1/13 ...................................... $  10,000,000    11,108,319
                                                                         ----------

   Total Municipal Long-Term Securities
    (cost: $83,350,923)  ................................                91,660,291
                                                                         ----------

MUNICIPAL SHORT-TERM SECURITIES (0.4%):
  Minneapolis International Center, 2.55%, 9/1/13
   (cost: $400,000) .....................................    400,000(c)     400,000
                                                                         ----------

   Total Investments in Securities
    (cost: $83,750,923) (e) ........................... $                92,060,291
                                                                         ----------
                                                                         ----------

NOTES TO INVESTMENTS IN SECURITIES:

(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B) FOR ZERO COUPON INVESTMENTS, THE INTEREST RATE SHOWN IS THE EFFECTIVE YIELD ON THE DATE OF PURCHASE.
(C) VARIABLE RATE DEMAND NOTE. INTEREST RATE VARIES TO REFLECT CURRENT MARKET CONDITIONS; RATE SHOWN IS THE EFFECTIVE RATE ON DECEMBER 31, 1995.
(D) PREREFUNDED ISSUES ARE BACKED BY U.S. GOVERNMENT OBLIGATIONS. CROSSOVER REFUNDED ISSUES ARE BACKED BY THE CREDIT OF THE REFUNDING ISSUER. IN BOTH CASES THE BONDS ARE CALLED AND MATURE AT THE CALL DATE INDICATED.
(E) ON DECEMBER 31, 1995, FOR FEDERAL INCOME TAX PUPOSES, THE COST OF INVESTMENTS WAS $83,728,760. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS
     FOLLOWS:

      GROSS UNREALIZED APPRECIATION .... $   8,331,531
      GROSS UNREALIZED DEPRECIATION ......          --
                                            ----------
        NET UNREALIZED APPRECIATION .... $   8,331,531
                                            ----------
                                            ----------

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

MINNESOTA MUNICIPAL TERM TRUST II
DECEMBER 31, 1995

                                                           Principal       Market
Name of Issuer                                              Amount       Value (a)
---------------------------------------------------------  ---------     ----------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

MUNICIPAL LONG-TERM SECURITIES (97.5%):
 EDUCATION REVENUE (8.1%):
  Higher Education Facility-Augsburg College (Connie
   Lee), 6.50%, 1/1/11 ................................ $  2,055,000      2,192,788
  Higher Education Facility-Macalester College,
   6.30%-6.40%, 3/1/14-3/1/22 ...........................  2,125,000      2,256,206
                                                                         ----------
                                                                          4,448,994
                                                                         ----------

 ELECTRIC REVENUE (15.9%):
  Northern Municipal Power (AMBAC), 6.00%, 1/1/19 .......  2,000,000      2,044,260
  Northern Municipal Power, Zero-Coupon (AMBAC),
   6.50%-6.94%, 1/1/09-1/1/10 ...........................  9,690,000(b)   4,737,298
  Southern Municipal Power, 5.00%, 1/1/12 ...............  1,000,000        972,630
  Southern Municipal Power (Prerefunded to 7/1/16),
   5.75%, 1/1/18 ........................................  1,000,000(e)   1,015,080
                                                                         ----------
                                                                          8,769,268
                                                                         ----------

 GENERAL OBLIGATIONS (19.1%):
  Braham Independent School District (AMBAC) (Crossover
   refunded to 2/1/01), 6.25%, 2/1/14 ...................    350,000(e)     381,049
  Hopkins Blake School Project Revenue, 6.45%,
   9/1/13-9/1/14 ........................................    385,000        417,984
  Mankato School District (CGIC) (Crossover refunded to
   2/1/02), 6.35%, 2/1/13 ...............................  2,300,000(e)   2,538,464
  Metropolitan Council, 6.75%, 9/1/10-9/1/11 ............  2,500,000      2,745,365
  Minneapolis and St. Paul Metropolitan Airport
   Commission, 6.60%, 1/1/11 ............................  1,000,000      1,091,590
  St. Paul Independent School District, 6.45%-6.50%,
   2/1/09-2/1/10                                             875,000        929,571
  State General Obligation, 5.00%, 8/1/03 ...............  1,800,000      1,870,740
  Willmar Independent School District (AMBAC), 6.25%,
   2/1/15 ...............................................    500,000        531,220
                                                                         ----------
                                                                         10,505,983
                                                                         ----------

 HOSPITAL REVENUE (16.9%):
  Duluth Health Care Facilities, Benedictine-St. Mary's
   Project (Prerefunded to 2/15/00), 8.38%, 2/15/20 .....  2,000,000(e)   2,351,140
  Duluth Hospital Facility, St. Lukes (Connie Lee),
   6.40%, 5/1/10-5/1/18 .................................    800,000        861,583
  Minneapolis and St. Paul Health Care Facilities (MBIA),
   6.75%, 8/15/14 .......................................  2,500,000      2,729,750
  Red Wing Health Care Facility, 6.40%, 9/1/12 ..........    220,000        229,645

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

MINNESOTA MUNICIPAL TERM TRUST II
(CONTINUED)

                                                           Principal       Market
Name of Issuer                                              Amount       Value (a)
---------------------------------------------------------  ---------     ----------
  Rochester Health Care, 6.03%-6.25%,
   11/15/15-11/15/21 .................................. $  3,000,000      3,148,510
                                                                         ----------
                                                                          9,320,628
                                                                         ----------

 HOUSING REVENUE (13.6%):
  City of Moorhead - Phoenix Project, 6.35%-7.00%,
   6/1/03-6/1/20 ........................................  1,260,000      1,306,593
  Minnesota Housing and Finance Authority, 6.50%-6.85%,
   2/1/07-1/1/26 ........................................  4,820,000      5,132,628
  Olmsted County Housing Redevelopment Authority, 6.10%,
   2/1/13 ...............................................  1,000,000      1,024,400
  St. Paul Housing and Redevelopment Authority, 6.90%,
   12/1/11 ..............................................     10,000         10,250
                                                                         ----------
                                                                          7,473,871
                                                                         ----------

 IDR - MISCELLANEOUS PROJECTS (6.7%):
  Duluth Seaway Port Authority, Cargill Inc. Project,
   6.80%, 5/1/12                                           2,090,000(c)   2,302,198
  East Grand Forks, Pollution Control, 7.75%, 4/1/18 ....  1,300,000      1,389,752
                                                                         ----------
                                                                          3,691,950
                                                                         ----------

 PARKING REVENUE (4.9%):
  St. Paul Housing and Finance Authority (Escrowed to
   maturity), 6.55%, 8/1/12 .............................  2,415,000      2,684,079
                                                                         ----------

 SPECIAL TAX ASSESSMENT REVENUE (2.9%):
  Minneapolis Community Development, Special Tax
   Assessment, 7.10%-7.40%, 12/1/02-12/1/21 .............  1,425,000      1,580,292
                                                                         ----------

 WATER/POLLUTION CONTROL REVENUE (9.4%):
  State Public Facilities Authority, 6.50%, 3/1/14 ......  4,695,000      5,158,866
                                                                         ----------

   Total Municipal Long-Term Securities
    (cost: $49,430,064)  ................................                53,633,931
                                                                         ----------

MUNICIPAL SHORT-TERM SECURITIES (0.9%):
  Minneapolis International Center, 2.55%, 9/1/13
   (cost: $500,000) .....................................    500,000(d)     500,000
                                                                         ----------

   Total Investments in Securities
    (cost: $49,930,064) (f) ........................... $                54,133,931
                                                                         ----------
                                                                         ----------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

NOTES TO INVESTMENTS IN SECURITIES:

(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B) FOR ZERO COUPON INVESTMENTS, THE INTEREST RATE SHOWN IS THE EFFECTIVE YIELD ON THE DATE OF PURCHASE.
(C) SECURITIES PURCHASED WITHIN TERMS OF A PRIVATE PLACEMENT MEMORANDUM AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER ACCREDITED INVESTORS.
(D) VARIABLE RATE DEMAND NOTE. INTEREST RATE VARIES TO REFLECT CURRENT MARKET CONDITIONS; RATE SHOWN IS THE EFFECTIVE RATE ON DECEMBER 31, 1995.
(E) PREREFUNDED ISSUES ARE BACKED BY U.S. GOVERNMENT OBLIGATIONS. CROSSOVER REFUNDED ISSUES ARE BACKED BY THE CREDIT OF THE REFUNDING ISSUER. IN BOTH CASES THE BONDS ARE CALLED AND MATURE AT THE CALL DATE INDICATED.
(F) ON DECEMBER 31, 1995, FOR FEDERAL INCOME TAX PUPOSES, THE COST OF INVESTMENTS WAS $49,903,835. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS
     FOLLOWS:

      GROSS UNREALIZED APPRECIATION .... $   4,230,096
      GROSS UNREALIZED DEPRECIATION ......          --
                                            ----------
        NET UNREALIZED APPRECIATION .... $   4,230,096
                                            ----------
                                            ----------

--------------------------------------------------------------------------------
                          INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS
MINNESOTA MUNICIPAL TERM TRUST INC.
MINNESOTA MUNICIPAL TERM TRUST INC. II:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Minnesota Municipal Term Trust Inc. and Minnesota Municipal Term Trust Inc. II, as of December 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended December 31, 1995 and the financial highlights presented in footnote 6 to the financial statements. These financial statements and the financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Minnesota Municipal Term Trust Inc. and Minnesota Municipal Term Trust Inc. II as of December 31, 1995, and the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period ended December 31, 1995 and the financial highlights presented in footnote 6 to the financial statements, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
January 30, 1996

--------------------------------------------------------------------------------
                            FEDERAL TAX INFORMATION

            Fiscal Year Ended December 31, 1995

            Federal tax information is presented as an aid to you in reporting distributions. Please consult a tax adviser on how to report these distributions at the state and local levels.

            SOURCE OF DISTRIBUTIONS
            During the year ended December 31, 1995, 100% of
            Minnesota Municipal Term Trust distributions and 100% of Minnesota Muncipal Term Trust II distributions were derived from interest on municipal securities and qualify as exempt-interest dividends for federal and state tax purposes.

            FEDERAL TAXATION
            Exempt-interest dividends are exempt from federal income taxes and should not be included in your gross income, but need to be reported on your income tax return for informational purposes.

            Minnesota Municipal Term Trust Inc.

COMMON STOCK
Payable Date                                       Per Share
------------------------------------------------  -----------

February 22, 1995 ............................ $      0.0509
March 29, 1995 .................................      0.0509
April 26, 1995 .................................      0.0509
May 24, 1995 ...................................      0.0509
June 28, 1995 ..................................      0.0509
July 26, 1995 ..................................      0.0509
August 23, 1995 ................................      0.0509
September 27, 1995 .............................      0.0509
October 25, 1995 ...............................      0.0509
November 22, 1995 ..............................      0.0509
December 27, 1995 ..............................      0.0509
January 11, 1996 ...............................      0.0541(a)
                                                  -----------
                                               $      0.6140
                                                  -----------
                                                  -----------

(A) THIS DISTRIBUTION INCLUDES $0.0032 OF LONG-TERM CAPITAL
    GAINS.

--------------------------------------------------------------------------------
                            FEDERAL TAX INFORMATION

            Minnesota Municipal Term Trust Inc. (Continued)

PREFERRED STOCK
(at $25,000/share)                                 Per Share
------------------------------------------------  -----------

Total ........................................ $      944.09(b)
                                                  -----------
                                                  -----------

(B) THIS DISTRIBUTION INCLUDES $4.93 OF LONG-TERM CAPITAL
    GAINS.

            Minnesota Municipal Term Trust II Inc.

COMMON STOCK
Payable Date                                       Per Share
------------------------------------------------  -----------

February 22, 1995 ............................ $      0.0492
March 26, 1995 .................................      0.0492
April 26, 1995 .................................      0.0492
May 24, 1995 ...................................      0.0492
June 28, 1995 ..................................      0.0492
July 26, 1995 ..................................      0.0492
August 23, 1995 ................................      0.0492
September 27, 1995 .............................      0.0492
October 25, 1995 ...............................      0.0492
November 22, 1995 ..............................      0.0492
December 27, 1995 ..............................      0.0492
January 11, 1996 ...............................      0.0578(a)
                                                  -----------
                                               $      0.5990
                                                  -----------
                                                  -----------

(A) THIS DISTRIBUTION INCLUDES $0.0086 OF LONG-TERM CAPITAL
    GAINS.


PREFERRED STOCK
(at $25,000/share)                                 Per Share
------------------------------------------------  -----------

Total ........................................ $      943.17(b)
                                                  -----------
                                                  -----------

(B) THIS DISTRIBUTION INCLUDES $13.69 OF LONG-TERM CAPITAL
    GAINS.

--------------------------------------------------------------------------------
                               SHAREHOLDER UPDATE

ANNUAL MEETING RESULTS
An annual meeting of the funds' shareholders was held on August 17, 1995. Each matter voted upon at the meeting, as well as the number of votes cast for, against or withheld, and the number of abstentions, with respect to such matter, are set forth below.

1.  The funds' preferred shareholders elected the following two directors:
   MINNESOTA MUNICIPAL TERM TRUST INC. (MNA)

                                                  Shares      Shares Withholding
                                               Voted "For"    Authority to Vote
                                               ------------   ------------------
David T. Bennett.............................     643              8
William H. Ellis.............................     643              8

   MINNESOTA MUNICIPAL TERM TRUST INC. II (MNB)

                                                  Shares      Shares Withholding
                                               Voted "For"    Authority to Vote
                                               ------------   ------------------
David T. Bennett.............................     375              --
William H. Ellis.............................     375              --

2. The funds' preferred and common shareholders, voting as a class, elected the following four directors.
   MINNESOTA MUNICIPAL TERM TRUST INC. (MNA)

                                                  Shares      Shares Withholding
                                               Voted "For"    Authority to Vote
                                               ------------   ------------------
Jaye F. Dyer.................................   5,144,459           74,588
Karol D. Emmerich............................   5,146,659           72,388
Luella G. Goldberg...........................   5,144,843           74,204
George Latimer...............................   5,141,232           77,815

   MINNESOTA MUNICIPAL TERM TRUST INC. II (MNB)

                                                Shares     Shares Withholding
                                             Voted "For"   Authority to Vote
                                             ------------  ------------------
Jaye F. Dyer...............................    3,244,134           64,246
Karol D. Emmerich..........................    3,249,134           59,246
Luella G. Goldberg.........................    3,249,134           59,246
George Latimer.............................    3,245,707           62,673

--------------------------------------------------------------------------------
                               SHAREHOLDER UPDATE

3. The funds' preferred and common shareholders, voting as a class, ratified the selection by a majority of the independent members of the funds' Board of Directors of KPMG Peat Marwick LLP as the independent public accountants for the fund for the fiscal year ending December 31, 1995. The following votes were cast regarding this matter:

                                         Shares           Shares
                                      Voted "For"    Voted "Against"    Abstentions
                                      ------------   ----------------   -----------
MNA.................................   5,161,488          17,082           40,476
MNB.................................   3,246,605          26,859           34,915

SHARE REPURCHASE PROGRAM
Your fund's board of directors has voted to discontinue the share repurchase program, effective February 6, 1996. This program had enabled the fund to 'buy back' shares of its common stock in the open market.

TERMS AND CONDITIONS OF THE TERM TRUST DIVIDEND REINVESTMENT PLAN
As a shareholder, you may choose to participate in your fund's Term Trust Dividend Reinvestment Plan. It is a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Investors Fiduciary Trust Company (IFTC), the plan agent.

ELIGIBILITY/PARTICIPATION
You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your enrollment card is received at least 10 days before the record date for that distribution.

If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call IFTC at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gain distributions, may participate in the plan by informing IFTC at least 10 days before each share's dividend and/or capital gains distribution.

PLAN ADMINISTRATION
Beginning no more than five business days before the dividend payment date, IFTC will buy shares of the fund on the New York or American Stock Exchanges or elsewhere on the open market.

--------------------------------------------------------------------------------
                               SHAREHOLDER UPDATE

The fund will not issue any new shares in connection with the plan. All reinvestments will be at a market price plus a pro rata share of any brokerage commissions, which may be more or less than the fund's net asset value per share. The number of shares allocated to you is determined by dividing the amount of the dividend or distribution by the applicable price per share.

There is no direct charge for reinvestment of dividends and capital gains, since IFTC fees are paid for by the fund. However, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your term trust account will be reinvested.

IFTC maintains accounts for plan participants holding shares in certificate form. You will receive a monthly statement detailing total dividend and capital gain distributions, date of investment, shares acquired, price per share, and total shares held in your account, both certificate-form shares and unissued shares acquired through the plan.

TAX INFORMATION
Distributions reinvested in additional shares of the fund are subject to income tax, just as they would be if received in cash. In general, the tax basis of such shares will equal the price paid by IFTC plus the pro rata share of any commission. Each January, you will receive IRS Form 1099 regarding the federal tax status of the prior year's distributions.

PLAN WITHDRAWAL
If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to IFTC. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

If your shares are in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

--------------------------------------------------------------------------------
                               SHAREHOLDER UPDATE

PLAN AMENDMENT/TERMINATION
The funds reserve the right to amend or terminate the plan. Should the plan be terminated, participants will be notified in writing at least 90 days before the record date for the next dividend or distribution. The plan may also be amended or terminated by IFTC with at least 90 days' written notice to participants in the plan.

Any questions about the plan should be directed to your investment professional or to Investors Fiduciary Trust Company, P.O. Box 419432, Kansas City, Missouri 64141, 1-800-543-1627.

EFFECTIVE DURATION
Effective duration estimates the interest rate risk of a security, in other words how much the value of the security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price is to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant.

It is important to understand that, while a valuable measure, effective duration is based upon certain assumptions and has several limitations. It is most effective as a measure of interest rate risk when interest rate changes are small, rapid and occur equally across all the different points of the yield curve. In addition, effective duration is difficult to calculate precisely especially in the case of a bond that is callable prior to maturity.

--------------------------------------------------------------------------------
                             DIRECTORS AND OFFICERS

DIRECTORS        David T. Bennett, CHAIRMAN, HIGHLAND HOMES, INC., USL
                     PRODUCTS INC., KIEFER BUILT, INC., OF COUNSEL, GRAY,
                     PLANT, MOOTY, MOOTY, & BENNETT, P.A.
                 Jaye F. Dyer, PRESIDENT, DYER MANAGEMENT COMPANY
                 William H. Ellis, PRESIDENT, PIPER JAFFRAY COMPANIES INC.,
                     PIPER CAPITAL MANAGEMENT INCORPORATED
                 Karol D. Emmerich, PRESIDENT, THE PARACLETE GROUP
                 Luella G. Goldberg, DIRECTOR, TCF FINANCIAL,
                     RELIASTAR FINANCIAL CORP., HORMEL FOODS CORP.
                 George Latimer, CHIEF EXECUTIVE OFFICER, NATIONAL EQUITY
                     FUND, INC.

OFFICERS         William H. Ellis, CHAIRMAN OF THE BOARD
                 Ronald R. Reuss, PRESIDENT
                 Douglas J. White, EXECUTIVE/SENIOR VICE PRESIDENT
                 Robert H. Nelson, SENIOR VICE PRESIDENT AND TREASURER
                 Molly J. Destro, VICE PRESIDENT
                 Susan S. Miley, SECRETARY

INVESTMENT       Piper Capital Management Incorporated
ADVISER          222 SOUTH NINTH STREET
                 MINNEAPOLIS, MN 55402-3804

CUSTODIAN AND    Investors Fiduciary Trust Company
TRANSFER AGENT   127 WEST TENTH STREET, KANSAS CITY, MO 64105-1716

LEGAL COUNSEL    Dorsey & Whitney P.L.L.P.
                 220 SOUTH SIXTH STREET, MINNEAPOLIS, MN 55402

INDEPENDENT      KPMG Peat Marwick LLP
AUDITORS         4200 NORWEST CENTER, MINNEAPOLIS, MN 55402

          PIPER CAPITAL
            MANAGEMENT


          PIPER CAPITAL MANAGEMENT INCORPORATED                     Bulk Rate
          222 SOUTH NINTH STREET                                  U.S. Postage
          MINNEAPOLIS, MN 55402-3804                                  PAID
                                                                 Permit No. 3008
                                                                    Mpls., MN

          PIPER JAFFRAY INC., FUND SPONSOR AND NASD MEMBER.
Recycle   THIS DOCUMENT IS PRINTED ON PAPER MADE FROM
 Logo     100% TOTAL RECOVERED FIBER, INCLUDING 15% POST-CONSUMER WASTE.


          In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the fund's annual and semiannual reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Shareholder Services area at 1 800 866-7778, or mail your request to:

          Corporate Communications
          Piper Capital Management
          222 South Ninth Street
          Minneapolis, MN 55402-3804

          081-96    MXA 01   2/96

                                      STAPLES